UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2005

LIBERTY MEDIA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50671	20-0893138

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

     On January 17, 2005, Liberty Media International, Inc. (“LMI”) and UnitedGlobalCom, Inc., (“UGC “) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which LMI and UGC have agreed to effect a business combination transaction whereby (i) LMI and UGC would become wholly-owned subsidiaries of a newly organized Delaware corporation (“Holdco”) to be named “Liberty Global, Inc.” and (ii) stockholders of LMI and UGC would become stockholders of Holdco. Consummation of the transaction is subject to various conditions, including the approval of the stockholders of LMI and UGC, and the approval of a majority of the shares of UGC owned by UGC’s public shareholders.

     A copy of the joint press release of LMI and UGC announcing the execution of the Merger Agreement is included herein as Exhibit 99.1. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.

     The information required by Item 1.01 will be filed subsequently in a separate Current Report on Form 8-K.

     Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about LMI and UGC, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to LMI or UGC. The respective directors and executive officers of LMI and UGC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding LMI’s directors and executive officers is available in its registration statement on Form S-1/A filed with the SEC by LMI on July 19, 2004 and in its Current Report on Form 8-K filed with the SEC by LMI on November 12, 2004, and information regarding UGC’s directors and executive officers is available in its proxy statement filed with the SEC by UGC on October 25, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release, dated January 18, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
Date: January 18, 2005	By:	/s/ LEONARD P. STEGMAN
	Name:	Leonard P. Stegman
	Title:	Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated January 18, 2005.